SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 12, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                       000-32717                    13-4134098
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 (State or Other Jurisdiction     (Commission File             (IRS Employer
     of Incorporation)               Number)                 Identification No.)

3 Times Square, New York, New York                                 10036
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On March 12, 2002, Instinet Group Incorporated (the "Company") issued a press release announcing price reductions for US equity trading. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

      Number  Description

      99.1    News Release of Instinet Group Incorporated issued March 12, 2002:
              Instinet announces price reductions for US equity trading.


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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                           INSTINET GROUP INCORPORATED
                                                             Registrant



Date: February 12, 2002
                                                       By: /s/Mark Nienstedt
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                                                       Mark Nienstedt
                                                       Executive Vice President,
                                                       Chief Financial
                                                       Officer, and Director